--------------------------------------------------------------------------------
SPECIALTY EQUITY
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AllianceBernstein
Utility Income Fund

Annual Report
November 30, 2002

                               [GRAPHIC OMITTED]

                                        Alliance Capital [LOGO](R)
                                        The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 3, 2003

Dear Shareholder:

This report provides the performance, market activity and outlook for AllianceBernstein Utility Income Fund (the "Fund") for the annual reporting period ended November 30, 2002.

Investment Objective and Policies

This open-end fund seeks current income and capital appreciation primarily through investments in the equity and fixed-income securities of companies in the utilities industry.

Investment Results

The following table provides performance data for the Fund and its benchmark, the New York Stock Exchange (NYSE) Utility Index, along with the Lipper Utility Funds Average (the Lipper Average), for the six- and 12-month periods ended November 30, 2002.

INVESTMENT RESULTS*
Periods Ended November 30, 2002

                                                        ------------------------
                                                              Total Returns
                                                        ------------------------
                                                        6 Months       12 Months
--------------------------------------------------------------------------------
AllianceBernstein
Utility Income
Fund
  Class A                                               -11.82%         -20.65%
--------------------------------------------------------------------------------
  Class B                                               -12.07%         -21.18%
--------------------------------------------------------------------------------
  Class C                                               -12.12%         -21.15%
--------------------------------------------------------------------------------
NYSE Utility
Index                                                   -15.92%         -25.83%
--------------------------------------------------------------------------------
Lipper
Utility Funds
Average                                                 -16.82%         -23.11%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged NYSE Utility Index is comprised of utility stocks traded on the New York Stock Exchange.

      The Lipper Utility Funds Average consists of funds with similar investment objectives to AllianceBernstein Utility Income Fund although the investment policies of funds within the Lipper universe may differ. For the six- and 12-month periods ended November 30, 2002, the Lipper Average consisted of 96 funds and 89 funds, respectively. An investor cannot invest directly in an index or an average, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Utility Income Fund.

      Additional investment results appear on pages 4-7.

The Fund outperformed its benchmark, the NYSE Utility Index, and its peer group, measured by the Lipper Utility Funds Average, for the six- and 12-month periods ended November 30, 2002. The Fund's outperformance was generally attributed to its more conser-


--------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN UTILITY INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

vative holdings as compared to its benchmark. Specifically, the Fund maintained an underweight position in telecommunications equipment stocks over the course of the year which proved advantageous to the Fund's performance. The Fund was also underweighted in telephone utilities, which only detracted from the Fund's performance in October and November. The Fund's performance, however, was offset with an overweight position in the regulated utilities.

Within the electric utilities sector, we focused on the regulated integrated utilities rather than the non-regulated electric power marketers and generators. Going forward, we will remain cautious toward telephone utilities, primarily because of their fundamental uncertainties. On the electric side, we maintain a negative view toward the non-regulated generation and marketing sectors (given their liquidity concerns and negative fundamental outlook for 2003). We do, however, positively view the traditional regulated integrated utilities due to their earnings stability, high dividend yields and reasonable valuations.

Market Overview

Over the past 12 months, the non-regulated electric power marketers came under pressure due to several factors. These included growing uncertainty over "round-trip" trading, the Federal Energy Regulation Commission (FERC) probe of questionable practices in Western U.S. markets and accounting issues regarding balance sheet transparency. For those companies particularly, management credibility has surfaced as a major issue in the wake of Enron's bankruptcy.

Rating agencies enforced higher standards and downgraded most companies with trading exposure. In fact, the rating agencies' heightened scrutiny of balance sheets and cash flow has kept pressure on most utility stocks, particularly the merchant energy sector. Liquidity became a major issue as companies sought to complete current construction programs and fund increased collateral demands in the wake of credit rating downgrades.

Market Outlook

The weak dollar should encourage European companies to buy U.S. assets. Outside the U.S. merchant energy sector, utilities should continue to benefit from their safe haven status. Compared with other industries, growth expectations are low; the source of earnings is tangible. After the Enron, WorldCom and Tyco shocks, companies have been willing to shed more visibility on their earnings.

Gas and electricity deregulation in Europe is leading to fragmentation and competition, putting steady downward pressure on gas and electricity prices. Capital spending reduction in the U.S. is likely, as tighter control by rating agencies may create a hard environment for capital raising. Volatility in the utility sector will likely remain pronounced in the near future; therefore, portfolio management and stock selection remain critical.


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

We have begun to purchase more defensive names with solid fundamentals, improving balance sheets, limited regulatory risks and reasonable yields coupled with managements that have proven track records. As always, we utilize a disciplined stock selection methodology as we seek to outperform the Fund's benchmark through any market environment.

Thank you for your continued interest in AllianceBernstein Utility Income Fund. We look forward to reporting to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Paul C. Rissman

Paul C. Rissman
Senior Vice President


/s/ Annie Tsao

Annie Tsao
Vice President

[PHOTO]   John D. Carifa

[PHOTO]   Paul C. Rissman

[PHOTO]   Annie Tsao

Portfolio Managers, Paul C. Rissman and Annie Tsao, have over 40 years of combined investment experience.


--------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN UTILITY INCOME FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN UTILITY INCOME FUND
GROWTH OF A $10,000 INVESTMENT
10/31/93* - 11/30/02

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

AllianceBernstein Utility Income Fund Class A:    $16,558
NYSE Utility Index:                               $ 9,893

          AllianceBernstein
         Utility Income Fund          NYSE Utility Index
-------------------------------------------------------------------------------
               9579                         10000
               9040                          8269
              10810                          9967
              11727                         10825
              14436                         13270
              18043                         17161
              21700                         20625
              24770                         17994
              20867                         13337
              16558                          9893


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Utility Income Fund (from 10/31/93* to 11/30/02) as compared to the performance of an appropriate broad-based index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged NYSE Utility Index is comprised of utility stocks traded on the New York Stock Exchange.

When comparing AllianceBernstein Utility Income Fund to the index shown above, you should note that no sales charges are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Utility Income Fund.

*     Closest month-end after Fund's inception date of 10/18/93.


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN UTILITY INCOME FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

                              [BAR CHART OMITTED]

        AllianceBernstein Utility Income Fund--Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                             AllianceBernstein
                            Utility Income Fund         NYSE Utility Index
--------------------------------------------------------------------------------
      11/30/93*                     -0.80%                     -5.62%
      11/30/94                      -4.86%                    -12.39%
      11/30/95                      19.58%                     20.54%
      11/30/96                       8.47%                      8.61%
      11/30/97                      23.10%                     22.58%
      11/30/98                      24.99%                     29.32%
      11/30/99                      20.27%                     20.19%
      11/30/00                      14.14%                    -12.76%
      11/30/01                     -15.75%                    -25.88%
      11/30/02                     -20.65%                    -25.83%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor Class shares will vary from the results shown above due to different expenses associated with these classes. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged NYSE Utility Index is comprised of utility stocks traded on the New York Stock Exchange. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Utility Income Fund.

* The Fund's return for the period ended 11/30/93 is from the Fund's inception date of 10/18/93. The benchmark's return for the period ended 11/30/93 is from 10/31/93 through 11/30/93.


--------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN UTILITY INCOME FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2002

INCEPTION DATES              PORTFOLIO STATISTICS

Class A Shares               Net Assets ($mil): $195.9
10/18/93                     Average Market Capitalization ($mil): $9,872
Class B Shares
10/18/93
Class C Shares
10/27/93

SECTOR BREAKDOWN

Utilities

 72.3% Electric & Gas Utility
  7.7% Telephone Utility

Energy

  0.1% Domestic Producers                        [PIE CHART]
  0.1% Multi-Industry Company

Consumer Services

  3.7% Broadcasting & Cable
  3.4% Cellular Communications

 12.7% Short-Term

SECURITY BREAKDOWN

 76.2% Domestic Equity
  9.6% Foreign Equity                            [PIE CHART]
  1.5% Foreign Bond

 12.7% Short-Term

All data as of November 30, 2002. The Fund's sector and security breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
              1 Year                    -20.65%                   -24.03%
             5 Years                      2.78%                     1.90%
     Since Inception*                     6.19%                     5.69%

Class B Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge        With Sales Charge
              1 Year                    -21.18%                   -24.30%
             5 Years                      2.04%                     2.04%
     Since Inception*(a)                  5.52%                     5.52%

Class C Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge        With Sales Charge
              1 Year                     -21.15%                   -21.93%
             5 Years                       2.06%                     2.06%
     Since Inception*                      5.46%                     5.46%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2002)

                               Class A          Class B         Class C
--------------------------------------------------------------------------------
              1 Year           -23.14%           -23.39%         -21.00%
             5 Years             0.84%             1.01%           1.01%
     Since Inception*            5.85%             5.69%(a)        5.63%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1-year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception Date: 10/18/93, Class A, Class B; 10/27/93 Class C.

(a)   Assumes conversion of Class B shares into Class A shares after 8 years.


--------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN UTILITY INCOME FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
November 30, 2002

                                                                      Percent of
Company                            Country                   Value    Net Assets
--------------------------------------------------------------------------------
Dominion Resources, Inc.           United States       $10,342,850          5.3%
--------------------------------------------------------------------------------
Equitable Resources, Inc.          United States         9,431,198          4.8
--------------------------------------------------------------------------------
DTE Energy Co.
   8.75% cv. preferred stock       United States         9,010,338          4.6
--------------------------------------------------------------------------------
Cinergy Corp.                      United States         8,002,800          4.1
--------------------------------------------------------------------------------
FPL Group, Inc.
   8.00% cv. preferred stock       United States         7,867,440          4.0
--------------------------------------------------------------------------------
Progress Energy, Inc.              United States         7,833,000          4.0
--------------------------------------------------------------------------------
Exelon Corp.                       United States         7,408,044          3.8
--------------------------------------------------------------------------------
Southern Co.                       United States         6,989,952          3.6
--------------------------------------------------------------------------------
Consolidated Edison, Inc.          United States         6,837,000          3.5
--------------------------------------------------------------------------------
Entergy Corp.                      United States         6,559,500          3.3
--------------------------------------------------------------------------------
                                                       $80,282,122         41.0%


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                         -----------------------
                                                         MAJOR PORTFOLIO CHANGES
                                                         -----------------------

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2002

                                                           ---------------------
                                                                   Shares
                                                           ---------------------
                                                                        Holdings
Purchases                          Country                 Bought       11/30/02
--------------------------------------------------------------------------------
Ameren Corp.                       United States           100,000      100,000
--------------------------------------------------------------------------------
American Electric Power, Inc.
   9.25% cv. preferred stock       United States            64,200       64,200
--------------------------------------------------------------------------------
America Movil,
   SA de C.V. Series L (ADR)       Mexico                  213,000      213,000
--------------------------------------------------------------------------------
DTE Energy Co.                     United States            83,200       83,200
--------------------------------------------------------------------------------
Exelon Corp.                       United States           123,000      147,600
--------------------------------------------------------------------------------
FPL Group, Inc.                    United States            83,300       83,300
--------------------------------------------------------------------------------
National Fuel Gas Co.              United States           199,000      199,000
--------------------------------------------------------------------------------
Nextel Communications, Inc.
   Cl.A                            United States           272,000      272,000
--------------------------------------------------------------------------------
Public Service
   10.25% cv. preferred stock      United States            63,000       63,000
--------------------------------------------------------------------------------
Telefonos de Mexico, SA
   Series L (ADR)                  Mexico                  120,000      151,200
--------------------------------------------------------------------------------

                                                                        Holdings
Sales                                                       Sold        11/30/02
--------------------------------------------------------------------------------
ALLTEL Corp.                       United States            54,000       26,000
--------------------------------------------------------------------------------
American Electric
   Power Co., Inc.                 United States           166,300           -0-
--------------------------------------------------------------------------------
BellSouth Corp.                    United States           309,267           -0-
--------------------------------------------------------------------------------
DPL, Inc.                          United States           159,200           -0-
--------------------------------------------------------------------------------
FPL Group, Inc.                    United States            83,000      133,800
--------------------------------------------------------------------------------
Lucent Technologies, Inc.
   8.00% cv. preferred stock       United States            68,000           -0-
--------------------------------------------------------------------------------
Public Service Enterprise
   Group, Inc.                     United States           146,500           -0-
--------------------------------------------------------------------------------
SBC Communications, Inc.           United States           272,781           -0-
--------------------------------------------------------------------------------
Sprint Corp. (FON Group)           United States           186,752           -0-
--------------------------------------------------------------------------------
Verizon Communications             United States           226,340           -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       ALLIANCEBERNSTEIN UTILITY INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2002

Company                                                   Shares           Value
--------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-89.6%

UNITED STATES INVESTMENTS-79.6%

Utilities-73.6%
Electric & Gas Utility-69.6%
AGL Resources, Inc. ............................           9,700    $    233,867
Ameren Corp. ...................................         100,000       4,135,000
American Electric Power Co., Inc.
   9.25% cv. preferred stock(a) ................          64,200       2,551,950
Calpine Capital Trust 5.75% cv. preferred stock           40,000         915,000
Cinergy Corp. ..................................         247,000       8,002,800
Consolidated Edison, Inc. ......................         172,000       6,837,000
Constellation Energy Group .....................          94,000       2,476,900
Dominion Resources, Inc. .......................         203,000      10,342,850
DTE Energy Co. .................................          83,200       2,175,680
DTE Energy Co. 8.75 cv. preferred stock ........         203,256       9,010,338
Duke Energy Corp. ..............................         146,000       2,882,040
Energy East Corp. ..............................          74,000       1,605,060
Entergy Corp. ..................................         150,000       6,559,500
Equitable Resources, Inc. ......................         267,400       9,431,198
Exelon Corp. ...................................         147,600       7,408,044
FPL Group Inc. .................................          83,300       4,372,417
FPL Group, Inc. 8.00% cv. preferred stock ......         133,800       7,867,440
KeySpan Corp. ..................................         170,900       6,031,061
KeySpan Corp. 8.75% cv. preferred stock(a) .....          82,000       4,151,250
Mirant Corp. 6.25% cv. preferred stock .........          16,000         274,400
National Fuel Gas Co. ..........................         199,000       4,127,260
New Jersey Resources Corp. .....................          96,350       3,030,208
NIPSCO Industries, Inc. ........................          15,000         563,850
NiSource, Inc. .................................          51,000         993,990
Northwest Natural Gas Co. ......................           8,400         215,040
NSTAR ..........................................         145,500       5,950,950
Pepco Holdings Inc. ............................          50,000       1,001,500
Pinnacle West Capital Corp. ....................          30,725         986,887
Progress Energy, Inc. ..........................         186,500       7,833,000
Public Service 10.25% cv. preferred stock ......          63,000       2,942,100
Questar Corp. ..................................          11,000         286,770
Sempra Energy 8.50% cv. preferred stock(a) .....          62,500       1,474,375
Southern Co. ...................................         267,200       6,989,952
TXU Corp. 8.75% cv. preferred stock ............          65,000       1,618,500
Wisconsin Energy Corp. .........................          46,500       1,069,965
                                                                    ------------
                                                                     136,348,142
                                                                    ------------
Telephone Utility-4.0%
ALLTEL Corp. ...................................          26,000       1,432,080
AT&T Corp. .....................................         222,800       6,247,312
                                                                    ------------
                                                                       7,679,392
                                                                    ------------
                                                                     144,027,534
                                                                    ------------


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                   Shares           Value
--------------------------------------------------------------------------------

Consumer Services-5.8%
Broadcasting & Cable-3.9%
Comcast Corp. Cl. A ............................         250,065    $  5,861,523
Cox Communications, Inc. Cl.A(a) ...............          57,656       1,745,824
                                                                    ------------
                                                                       7,607,347
                                                                    ------------
Cellular Communications-1.9%
Nextel Communications, Inc. Cl. A(a) ...........         272,000       3,740,000
                                                                    ------------
                                                                      11,347,347
                                                                    ------------
Energy-0.1%
Domestic Producers-0.1%
WGL Holdings, Inc. .............................           8,900         205,679
                                                                    ------------

Multi-Industry Companies-0.1%
Southwest Gas Corp. ............................          11,100         246,420
                                                                    ------------

Total United States Investments
   (cost $152,507,383) .........................                     155,826,980
                                                                    ------------

Foreign Investments-10.0%
Hong Kong-0.8%
Hong Kong Electric Holdings, Ltd. ..............         406,000       1,587,880
                                                                    ------------

Mexico-4.1%
America Movil, SA de C.V. Series L (ADR) .......         213,000       3,226,950
Telefonos de Mexico, SA Series L (ADR) .........         151,200       4,874,688
                                                                    ------------

Total Mexico ...................................                       8,101,638
                                                                    ------------

Spain-0.8%
Gas Natural SDG, SA ............................          83,000       1,584,651
                                                                    ------------

United Kingdom-4.3%
National Grid Transco Plc
   Centrica Plc ................................       1,170,000       3,075,097
National Grid Transco Plc (ADR) ................         133,000       4,455,500
National Grid Transco Plc ......................         123,750         829,967
                                                                    ------------

Total United Kingdom ...........................                       8,360,564
                                                                    ------------
Total Foreign Investments
   (cost $19,415,854) ..........................                      19,634,733
                                                                    ------------
Total Common & Preferred Stocks
   (cost $171,923,237) .........................                     175,461,713
                                                                    ------------


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Principal
                                                          Amount
Company                                                    (000)          Value
-------------------------------------------------------------------------------

Convertible Bond-1.5%
Telephone Utility-1.5%
Telefonos de Mexico, SA (Mexico)
   4.25%, 6/15/04
   (cost $3,204,250) ...........................   $       2,500   $  2,996,875
                                                                   ------------

SHORT-TERM INVESTMENT-13.3%
Time Deposit-13.3%
State Street Euro Dollar
   0.75%, 12/02/02
   (cost $26,044,000) ..........................          26,044     26,044,000
                                                                   ------------

Total Investments-104.4%
   (cost $201,171,487) .........................                    204,502,588
Other assets less liabilities(b)-(4.4%) ........                     (8,646,427)
                                                                   ------------

Net Assets-100% ................................                  $ 195,856,161
                                                                  =============

(a)   Non-income producing security.

(b) Includes cash collateral of $14,286,400 received for securities on loan as of November 30, 2002 (see Note F). The lending agent invested the cash collateral in a short-term investment as follows:

                                            Current      Principal
                                              Yield   Amount (000)         Value
                                            -------   ------------
      UBS Private Money Market Fund, LLC       1.49%       $14,286   $14,286,400

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2002

Assets
Investments in securities, at value
   (cost $201,171,487) ....................................    $ 204,502,588(a)
Cash ......................................................              209
Foreign cash, at value (cost $25,291) .....................           25,474
Collateral held for securities loaned .....................       14,286,400
Receivable for investment securities sold .................        1,059,826
Dividends and interest receivable .........................          631,558
Receivable for capital stock sold .........................          459,159
                                                               -------------
Total assets ..............................................      220,965,214
                                                               -------------
Liabilities
Payable for collateral received on securities loaned ......       14,286,400
Payable for investment securities purchased ...............        7,729,066
Payable for capital stock redeemed ........................        2,656,049
Distribution fee payable ..................................          131,011
Advisory fee payable ......................................           70,494
Accrued expenses ..........................................          236,033
                                                               -------------
Total liabilities .........................................       25,109,053
                                                               -------------
Net Assets ................................................    $ 195,856,161
                                                               =============
Composition of Net Assets
Capital stock, at par .....................................    $      17,948
Additional paid-in capital ................................      305,048,007
Undistributed net investment income .......................          139,242
Accumulated net realized loss on investment and
   foreign currency transactions ..........................     (112,680,320)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities ....        3,331,284
                                                               -------------
                                                               $ 195,856,161
                                                               =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($48,907,596 / 4,440,569 shares of capital stock
   issued and outstanding) ................................           $11.01
Sales charge--4.25% of public offering price ..............              .49
                                                                      ------
Maximum offering price ....................................           $11.50
                                                                      ======
Class B Shares
Net asset value and redemption price per share
   ($112,372,161 / 10,336,247 shares of capital stock
   issued and outstanding) ................................           $10.87
                                                                      ======
Class C Shares
Net asset value and offering price per share
   ($32,012,821 / 2,939,039 shares of capital stock
   issued and outstanding) ................................           $10.89
                                                                      ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($2,563,583 / 231,677 shares of capital stock
   issued and outstanding) ................................           $11.07
                                                                      ======

(a)   Includes securities on loan with a value of $13,678,950 (see Note F).

      See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2002

Investment Income
Dividends (net of foreign taxes withheld
   of $23,881) ..............................     $ 8,799,830
Interest ....................................         598,234      $  9,398,064
                                                  -----------
Expenses
Advisory fee ................................       1,911,570
Distribution fee--Class A ...................         197,593
Distribution fee--Class B ...................       1,450,785
Distribution fee--Class C ...................         407,849
Transfer agency .............................         903,806
Administrative ..............................         149,000
Custodian ...................................         133,899
Printing ....................................         133,091
Audit and legal .............................          97,673
Registration ................................          45,513
Directors' fees .............................          19,400
Miscellaneous ...............................           6,513
                                                  -----------
Total expenses ..............................       5,456,692
Less: expenses waived and reimbursed by
   the Adviser (See Note B) .................        (341,953)
                                                  -----------
Net expenses ................................                         5,114,739
                                                                   ------------
Net investment income .......................                         4,283,325
                                                                   ------------
Realized and Unrealized Gain (Loss) on
Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investments ..............................                       (90,496,634)
   Foreign currency transactions ............                            (9,270)
Net change in unrealized
   appreciation/depreciation of:
   Investments ..............................                        22,936,472
   Foreign currency denominated
     assets and liabilities .................                               394
                                                                   ------------
Net loss on investment and foreign
   currency transactions ....................                       (67,569,038)
                                                                   ------------
Net Decrease in Net Assets from
   Operations ...............................                      $(63,285,713)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Year Ended        Year Ended
                                                 November 30,      November 30,
                                                     2002             2001
                                                =============     =============

Increase (Decrease) in Net Assets
from Operations
Net investment income ......................    $   4,283,325     $   2,541,782
Net realized loss on investment and
   foreign currency transactions ...........      (90,505,904)      (21,733,057)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ......       22,936,866       (40,719,985)
                                                -------------     -------------
Net decrease in net assets from
   operations ..............................      (63,285,713)      (59,911,260)
Dividends and Distributions to
Shareholders from
Net investment income
   Class A .................................       (1,432,318)       (3,192,709)
   Class B .................................       (2,055,504)       (8,266,430)
   Class C .................................         (570,887)       (2,088,029)
   Advisor Class ...........................          (76,104)         (143,814)
Tax return of capital
   Class A .................................               -0-         (378,012)
   Class B .................................               -0-         (978,733)
   Class C .................................               -0-         (247,220)
   Advisor Class ...........................               -0-          (17,027)
Capital Stock Transactions
Net increase (decrease) ....................      (44,697,655)      151,781,995
                                                -------------     -------------
Total increase (decrease) ..................     (112,118,181)       76,558,761
Net Assets
Beginning of period ........................      307,974,342       231,415,581
                                                -------------     -------------
End of period (including undistributed net
   investment income of $139,242 at
   November 30, 2002) ......................    $ 195,856,161     $ 307,974,342
                                                =============     =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2002

NOTE A

Significant Accounting Policies

AllianceBernstein Utility Income Fund, Inc. (the "Fund") organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investments transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting priciples generally accepted in the United


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net decrease in undistributed net investment income and a corresponding decrease in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of ..75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.50%, 2.20%, 2.20% and 1.20% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended November 30, 2002, such reimbursement amounted to $341,953.

Pursuant to the advisory agreement, the Fund paid $149,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2002.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $552,640 for the year ended November 30, 2002.

For the year ended November 30, 2002, the Fund's expenses were reduced by $2,563 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $292,632 from the sale of Class A shares and $4,738, $564,730 and $25,991 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2002.

Brokerage commissions paid on investment transactions for the year ended November 30, 2002 amounted to $916,681, of which $67,686 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays dis-


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

tribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,145,196 and $1,377,442 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $217,018,735 and $242,176,346, respectively, year ended November 30, 2002. There were no purchases or sales of U.S. government and government agency obligations for the year ended November 30, 2002.

At November 30, 2002, the cost of investments for federal income tax purposes was $203,760,134. Accordingly, gross unrealized appreciation of investments was $9,454,882 and gross unrealized depreciation of investments was $8,712,428 resulting in net unrealized appreciation of $742,454 (excluding foreign currency transactions).


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2002 and November 30, 2001 were as follows:

                                                    2002           2001
                                                ============   =============
Distributions paid from:
   Ordinary income ......................       $  4,134,813   $  13,690,982
                                                ------------   -------------
Total taxable distributions .............          4,134,813      13,690,982
   Tax return of capital ................                 -0-      1,620,992
                                                ------------   -------------
Total distributions paid ................       $  4,134,813   $  15,311,974
                                                ------------   -------------

As of November 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses .................         $(110,091,673)(a)
Undistributed ordinary income ........................               139,242
Unrealized appreciation/(depreciation) ...............               742,637(b)
                                                               -------------
Total accumulated earnings/(deficit) .................         $(109,209,794)
                                                               -------------

(a) On November 30, 2002, the Fund had a net capital loss carryforward of $110,091,673, of which $464,149 expires in the year 2008, $21,288,293 which expires in the year 2009 and $88,339,231 expires in the year 2010.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE F

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. Government or U.S. Government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment, structured products repurchase agreements and eligible money market funds. AG Edwards & Sons, Inc. will indemnify the Fund for any loss resulting from a borrowers's failure to return a loaned security when due. As of November 30, 2002, the Fund had loaned securities with a value of $13,678,950 and received cash collateral of $14,286,400 which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the year ended November 30, 2002, the Fund earned fee income of $23,338 which is included in interest income in the accompanying Statement of Operations.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE G

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                              --------------------------------          -----------------------------------
                                            Shares                                      Amount
                              --------------------------------          -----------------------------------
                                Year Ended          Year Ended            Year Ended             Year Ended
                              November 30,        November 30,          November 30,           November 30,
                                      2002                2001                  2002                   2001
                              -----------------------------------------------------------------------------
Class A
Shares sold                      2,432,678           3,295,100          $ 31,769,267          $  54,923,851
-----------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                     91,551             180,101             1,143,371              3,046,835
-----------------------------------------------------------------------------------------------------------
Shares converted
  from Class B                     151,651             118,590             1,871,964              1,968,091
-----------------------------------------------------------------------------------------------------------
Shares redeemed                 (3,422,345)         (1,321,116)          (42,404,727)           (21,370,310)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)           (746,465)          2,272,675          $ (7,620,125)         $  38,568,467
===========================================================================================================

Class B
Shares sold                      2,131,294           7,568,793          $ 26,813,552          $ 126,173,451
-----------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                    115,696             464,139             1,433,112              7,793,567
-----------------------------------------------------------------------------------------------------------
Shares converted
  to Class A                      (153,482)           (120,054)           (1,871,964)            (1,968,091)
-----------------------------------------------------------------------------------------------------------
Shares redeemed                 (4,729,233)         (3,007,565)          (56,561,673)           (48,278,969)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)         (2,635,725)          4,905,313          $(30,186,973)         $  83,719,958
===========================================================================================================

Class C
Shares sold                      1,014,029           2,497,537          $ 12,790,132          $  41,372,525
-----------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                     30,038             119,395               372,941              2,014,440
-----------------------------------------------------------------------------------------------------------
Shares redeemed                 (1,622,614)         (1,029,624)          (19,547,347)           (16,684,404)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)           (578,547)          1,587,308          $ (6,384,274)         $  26,702,561
===========================================================================================================

Advisor Class
Shares sold                        130,484             242,009          $  1,656,667          $   4,098,987
-----------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                      2,041               6,987                25,497                117,910
-----------------------------------------------------------------------------------------------------------
Shares redeemed                   (174,119)            (87,909)           (2,188,447)            (1,425,888)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)            (41,594)            161,087          $   (506,283)         $   2,791,009
===========================================================================================================


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE H

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

The investments in utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business.

NOTE I

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2002.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                              ---------------------------------------------------------------------------
                                                                                 Class A
                                              ---------------------------------------------------------------------------
                                                                         Year Ended November 30,
                                              ---------------------------------------------------------------------------
                                                 2002             2001             2000             1999             1998
                                              ---------------------------------------------------------------------------
Net asset value,
  beginning of period ...............         $ 14.17          $ 17.90          $ 16.91          $ 14.68          $ 12.48
                                              ---------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ............             .27(b)           .23             1.40              .36(b)           .30(b)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ......................           (3.17)           (2.88)             .85             2.53             2.69
                                              ---------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ........................           (2.90)           (2.65)            2.25             2.89             2.99
                                              ---------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .................            (.26)            (.97)            (.32)            (.32)            (.32)
Tax return of capital ...............              -0-            (.11)              -0-              -0-              -0-
Distributions from net
  realized gains ....................              -0-              -0-            (.94)            (.34)            (.47)
                                              ---------------------------------------------------------------------------
Total dividends and
  distributions .....................            (.26)           (1.08)           (1.26)            (.66)             .79
                                              ---------------------------------------------------------------------------
Net asset value, end of
  period ............................         $ 11.01          $ 14.17          $ 17.90          $ 16.91          $ 14.68
                                              ===========================================================================
Total Return
Total investment return
  based on net asset
  value(c) ..........................          (20.65)%         (15.75)%          14.14%           20.27%           24.99%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...................         $48,908          $73,487          $52,172          $29,841          $ 9,793
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ..................            1.50%            1.46%            1.46%            1.50%            1.50%
  Expenses, before waivers/
    reimbursements ..................            1.61%            1.46%            1.46%            1.73%            2.48%
  Net investment income .............            2.18%(b)         1.38%            8.08%            2.26%(b)         2.23%(b)
Portfolio turnover rate .............              99%              21%              24%              19%              16%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                           ----------------------------------------------------------------------
                                                                             Class B
                                           ----------------------------------------------------------------------
                                                                    Year Ended November 30,
                                           ----------------------------------------------------------------------
                                               2002             2001          2000           1999            1998
                                           ----------------------------------------------------------------------
Net asset value,
  beginning of period .............        $  13.98         $  17.72      $  16.80       $  14.62        $  12.46
                                           ----------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(a) ..........             .18(b)           .11          1.30            .25(b)          .21(b)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ....................           (3.12)           (2.84)          .81           2.52            2.67
                                           ----------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................           (2.94)           (2.73)         2.11           2.77            2.88
                                           ----------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............            (.17)            (.90)         (.25)          (.25)           (.25)
Tax return of capital .............              -0-            (.11)           -0-            -0-             -0-
Distributions from net
  realized gains ..................              -0-              -0-         (.94)          (.34)           (.47)
                                           ----------------------------------------------------------------------
Total dividends and
  distributions ...................            (.17)           (1.01)        (1.19)          (.59)           (.72)
                                           ----------------------------------------------------------------------
Net asset value,
  end of period ...................        $  10.87         $  13.98      $  17.72       $  16.80        $  14.62
                                           ======================================================================
Total Return
Total investment return
  based on net asset
  value(c) ........................          (21.18)%         (16.38)%       13.32%         19.45%          24.02%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................        $112,372         $181,338      $142,975       $ 80,806        $ 35,550
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ................            2.20%            2.17%         2.18%          2.20%           2.20%
  Expenses, before waivers/
    reimbursements ................            2.34%            2.17%         2.18%          2.44%           3.21%
  Net investment income ...........            1.49%(b)          .67%         7.63%          1.55%(b)        1.56%(b)
Portfolio turnover rate ...........              99%              21%           24%            19%             16%

See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ---------------------------------------------------------------------------------
                                                                             Class C
                                       ---------------------------------------------------------------------------------
                                                                    Year Ended November 30,
                                       ---------------------------------------------------------------------------------
                                          2002                2001             2000             1999                1998
                                       ---------------------------------------------------------------------------------
Net asset value,
  beginning of period .........        $ 14.00             $ 17.74          $ 16.82          $ 14.65             $ 12.47
                                       ---------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ......            .18(b)              .11             1.30              .25(b)              .21(b)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ................          (3.12)              (2.84)             .81             2.51                2.69
                                       ---------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................          (2.94)              (2.73)            2.11             2.76                2.90
                                       ---------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........           (.17)               (.90)            (.25)            (.25)               (.25)
Tax return of capital .........             -0-               (.11)              -0-              -0-                 -0-
Distributions from net
  realized gains ..............             -0-                 -0-            (.94)            (.34)               (.47)
                                       ---------------------------------------------------------------------------------
Total dividends and
  distributions ...............           (.17)              (1.01)           (1.19)            (.59)               (.72)
                                       ---------------------------------------------------------------------------------
Net asset value,
  end of period ...............        $ 10.89             $ 14.00          $ 17.74          $ 16.82             $ 14.65
                                       =================================================================================
Total Return
Total investment return
  based on net asset
  value(c) ....................         (21.15)%            (16.36)%          13.30%           19.34%              24.16%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............        $32,013             $49,259          $34,253          $20,605             $ 7,298
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............           2.20%               2.17%            2.18%            2.20%               2.20%
  Expenses, before waivers/
    reimbursements ............           2.33%               2.17%            2.18%            2.44%               3.22%
  Net investment income .......           1.50%(b)             .68%            7.64%            1.56%(b)            1.54%(b)
Portfolio turnover rate .......             99%                 21%              24%              19%                 16%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ----------------------------------------------------------------------------
                                                                        Advisor Class
                                       ----------------------------------------------------------------------------
                                                                   Year Ended November 30,
                                       ----------------------------------------------------------------------------
                                         2002               2001            2000            1999               1998
                                       ----------------------------------------------------------------------------
Net asset value,
  beginning of period .........        $14.23             $17.97          $16.95          $14.70             $12.49
                                       ----------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ......           .33(b)             .27            1.54             .42(b)             .37(b)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ................         (3.19)             (2.89)            .77            2.52               2.66
                                       ----------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................         (2.86)             (2.62)           2.31            2.94               3.03
                                       ----------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........          (.30)             (1.00)           (.35)           (.35)              (.35)
Tax return of capital .........            -0-              (.12)             -0-             -0-                -0-
Distributions from net
  realized gains ..............            -0-                -0-           (.94)           (.34)              (.47)
                                       ----------------------------------------------------------------------------
Total dividends and
  distributions ...............          (.30)             (1.12)          (1.29)           (.69)              (.82)
                                       ----------------------------------------------------------------------------
Net asset value,
  end of period ...............        $11.07             $14.23          $17.97          $16.95             $14.70
                                       ============================================================================
Total Return
Total investment return based
  on net asset value(c)  ......        (20.32)%           (15.58)%         14.49%          20.62%             25.34%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............        $2,563             $3,890          $2,016          $1,532             $  523
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............          1.20%              1.16%           1.17%           1.20%              1.20%
  Expenses, before waivers/
    reimbursements ............          1.31%              1.16%           1.17%           1.41%              2.21%
  Net investment income .......          2.49%(b)           1.65%           8.64%           2.55%(b)           2.83%(b)
Portfolio turnover rate .......            99%                21%             24%             19%                16%

(a)   Based on average shares outstanding.

(b)   Net of fees waived and expenses reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                           ---------------------
                                                           REPORT OF INDEPENDENT
                                                           ACCOUNTANTS
                                                           ---------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors and Shareholders of AllianceBernstein Utility Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Utility Income Fund, Inc. formerly known as Alliance Utility Income Fund, Inc., (the "Fund") at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 7, 2003


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 27

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity

Another term for stock.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 29

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Paul C. Rissman, Senior Vice President
Thomas J. Bardong, Vice President
Annie Tsao, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 31

----------------------
MANAGEMENT OF THE FUND
----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                      PORTFOLIOS
                                                                                        IN FUND            OTHER
NAME, AGE OF DIRECTOR,                                 PRINCIPAL                        COMPLEX        DIRECTORSHIPS
      ADDRESS                                        OCCUPATION(S)                    OVERSEEN BY         HELD BY
(YEARS OF SERVICE*)                               DURING PAST 5 YEARS                  DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa, **, 57                   President, Chief Operating Officer                114             None
1345 Avenue of the Americas              and a Director of Alliance Capital
New York, NY 10105                       Management Corporation ("ACMC"),
(9)                                      with which he has been associated with
                                         since prior to 1998.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72                       Formerly an Executive Vice President              93              None
P.O. Box 4623                            and Chief Insurance Officer of The
Stamford, CT 06903                       Equitable Life Assurance Society of the
(9)                                      United States; Chairman and Chief
                                         Executive Officer of Evlico. Formerly a
                                         Director of Avon, BP Amoco Corporation
                                         (oil and gas), Ecolab Incorporated
                                         (specialty chemicals), Tandem Financial
                                         Group and Donaldson, Lufkin & Jenrette
                                         Securities Corporation.

David H. Dievler, #+, 73                 Independent Consultant. Until December            98              None
P.O. Box 167                             1994, Senior Vice President of ACMC
Spring Lake, NJ 07762                    responsible for mutual fund administration.
(9)                                      Prior to joining ACMC in 1984, Chief
                                         Financial Officer of Eberstadt Asset
                                         Management since 1968. Prior to that,
                                         Senior Manager at Price Waterhouse &
                                         Co. Member of the American Institute of
                                         Certified Public Accountants since
                                         1953.

John H. Dobkin, #+, 60                   Consultant. Formerly a Senior Advisor             94              None
P.O. Box 12                              from June 1999-June 2000 and
Annandale, NY 12504                      President of Historic Hudson Valley
(9)                                      (December 1989-May 1999). Previously,
                                         Director of the National Academy of
                                         Design and during 1988-92, Director and
                                         Chairman of the Audit Committee of
                                         ACMC.

William H. Foulk, Jr., #+, 70            Investment Adviser and Independent.               110             None
2 Sound View Drive                       Consultant. Formerly Senior Manager of
Suite 100                                Barrett Associates, Inc., a registered
Greenwich, CT 06830                      investment adviser, with which he had
(9)                                      been associated since prior to 1997.
                                         Formerly Deputy Comptroller of the
                                         State of New York and, prior thereto,
                                         Chief Investment Officer of the New
                                         York Bank for Savings.


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

                                                                                           PORTFOLIOS
                                                                                             IN FUND           OTHER
NAME, AGE OF DIRECTOR,                                PRINCIPAL                              COMPLEX       DIRECTORSHIPS
      ADDRESS                                       OCCUPATION(S)                          OVERSEEN BY        HELD BY
(YEARS OF SERVICE*)                              DURING PAST 5 YEARS                        DIRECTOR         DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63              Senior Counsel of the law firm of                      93           Placer Dome
15 St. Bernard's Road                   Cahill Gordon & Reindel since February                              Inc.
Gladstone, NJ 07934                     2001 and a partner of that firm for more
(9)                                     than twenty-five years prior thereto.
                                        President and Chief Executive Officer
                                        and Director of Wenonah Development
                                        Company (investments) and a Director of
                                        Placer Dome Inc. (mining).

Donald J. Robinson, #+, 68              Senior Counsel of the law firm of Orrick,              92            None
98 Hell's Peak Road                     Herrington & Sutcliffe since prior to 1997.
Weston, VT 05161                        Formerly a senior partner and a member
(6)                                     of the Executive Committee of that firm.
                                        Formerly a member and Chairman of the
                                        Municipal Securities Rulemaking Board
                                        and a Trustee of the Museum of the City
                                        of New York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 33

----------------------
MANAGEMENT OF THE FUND
----------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

                              Principal Position(s)                 Principal Occupation
Name, Address* and Age           Held with Fund                     During Past 5 Years**
-------------------------------------------------------------------------------------------------------
John D. Carifa, 57            Chairman & President        See biography above.

Paul C. Rissman, 46           Senior Vice President       Executive Vice President of Alliance
                                                          Capital Management Corporation ("ACMC"),
                                                          with which he has been associated since
                                                          prior to 1998.

Thomas J. Bardong, 57         Vice President              Senior Vice President of ACMC, with which
                                                          he has been associated since prior to
                                                          1998.

Annie Tsao, 50                Vice President              Senior Vice President of ACMC, with which
                                                          she has been associated since prior to
                                                          1998.

Edmund P. Bergan, Jr., 52     Secretary                   Senior Vice President and the General
                                                          Counsel of Alliance Fund Distributors,
                                                          Inc. ("AFD") and Alliance Global Investor
                                                          Services, Inc. ("AGIS"), with which he has
                                                          been associated since prior to 1998.

Mark D. Gersten, 52           Treasurer and Chief         Senior Vice President of AGIS, with which
                              Financial Officer           he has been associated since prior to 1998.

Vincent S. Noto, 38           Controller                  Vice President of AGIS, with which he has
                                                          been associated since prior to 1998.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                      ALLIANCEBERNSTEIN UTILITY INCOME FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN UTILITY INCOME FUND

AllianceBernstein Utility Income Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

ACBVIUIFAR1102